SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):    January 12, 2005
                                                            ------------------

                          WaveRider Communications Inc.
               (Exact Name of Registrant as Specified in Charter)


            Nevada                     0-25680                  33-0264030
------------------------------        ----------              -------------
 (State or other jurisdiction        (Commission              (IRS Employer
      of incorporation)              File Number)        Identification Number)


         255 Consumers Road, Suite 500, Toronto, Ontario, Canada M2J 1R4
               (Address of principal executive offices) (Zip Code)

                                 (416) 502-3200
              (Registrant's telephone number, including area code)



          (Former Name or Former Address, if Changed Since Last Report)

ITEM 502.  CHANGE IN DIRECTORS

         On January 17, 2005, Mr. Michael Chevalier joined the board of directors of WaveRider Communications Inc. Until he retired in 2001, Mr. Chevalier was the Vice President and General Manager, Telecommunications for MDT. From 1989 until 2000, Mr. Chevalier held a number of international sales and operations roles in Motorola's wireless business, including Director of Sales, Americas and EMEA (Europe, Middle East and Africa), Director Operations, Wireless Data Europe, Vice President ROW Sales and Country Manager, Canada.

         On January 12, 2005, Mr. Cameron A. Mingay resigned from the board of directors of WaveRider Communications Inc. In tendering his resignation, Mr. Mingay did not express any disagreement with the Company.



Exhibit No.       Description

     99.1         Letter of resignation from Cameron A. Mingay



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          WAVERIDER COMMUNICATIONS INC.



                          By:  /s/ D. Bruce Sinclair
                               -------------------------------------------
                                D. Bruce Sinclair, Chief Executive Officer



Date:    January 18, 2005